GTAT Investor Financial Summary

(dollars in millions except per share data)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	CY2011	CY2012	CY2013
Revenue by Segment	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	168.3	873.4	733.5	226.1
Photovoltaic (PV)	186.0	198.6	111.2	34.4	31.4	9.4	1.6	6.6	4.4	11.4	530.2	48.9	15.8
Polysilicon	79.2	23.9	98.0	87.4	153.9	121.5	95.9	89.3	38.0	150.8	288.6	460.6	188.8
Sapphire	6.4	8.6	8.5	31.2	168.6	36.3	12.6	6.5	15.4	6.2	54.7	224.0	21.6
Revenue by Geography	271.6	231.1	217.7	153.0	353.9	167.3	110.1	102.3	57.8	168.3	873.4	733.5	226.1
Asia	267.1	225.9	186.7	149.5	348.4	163.6	106.2	99.5	54.5	164.7	829.3	717.8	219.3
U.S.	2.7	3.8	2.5	2.3	2.9	2.4	2.3	2.0	2.8	3.1	11.2	9.6	5.9
Europe/ROW	1.8	1.4	28.5	1.3	2.6	1.2	1.5	0.9	0.5	0.5	32.9	6.2	1.0
Gross Profit	116.9	113.4	95.1	66.0	152.3	60.2	35.0	(41.2)	13.6	58.6	391.3	206.4	72.2
Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	-40.2%	23.6%	34.8%	44.8%	28.1%	31.9%
Non-GAAP Gross Margin %	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	34.8%	44.8%	38.3%	32.2%
Operating Expenses	$ 34.1	$ 34.7	$ 41.3	$ 34.3	$ 36.2	$ 35.6	$ 29.9	$ 135.3	$ 39.9	$ 37.5	$ 144.3	$ 237.0	$ 77.4
Research and Development	$ 8.0	$ 11.3	$ 10.0	$ 13.3	$ 15.2	$ 13.9	$ 18.8	$ 22.7	$ 16.4	$ 18.5	$ 42.6	$ 70.6	$ 35.0
Sales and Marketing	$ 6.3	$ 6.2	$ 7.1	$ 3.8	$ 2.7	$ 3.8	$ 3.1	$ 5.5	$ 3.3	$ 4.1	$ 23.3	$ 15.1	$ 7.4
General and Administrative	$ 17.6	$ 15.5	$ 19.6	$ 13.8	$ 15.2	$ 15.1	$ 15.4	$ 13.8	$ 14.6	$ 16.5	$ 66.5	$ 59.5	$ 31.1
Operating Income	$ 82.7	$ 78.7	$ 53.8	$ 31.7	$ 116.1	$ 24.6	$ 5.1	$ (176.4)	$ (26.3)	$ 21.1	$ 247.0	$ (30.6)	$ (5.2)
Net Income	$ 51.9	$ 52.1	$ 36.9	$ 15.3	$ 79.1	$ 14.8	$ 2.3	$ (159.4)	$ (18.7)	$ 11.9	$ 156.2	$ (63.2)	$ (6.8)
Earnings per Share (Diluted)	$ 0.41	$ 0.41	$ 0.29	$ 0.12	$ 0.65	$ 0.12	$ 0.02	$ (1.34)	$ (0.16)	$ 0.10	$ 1.21	$ (0.53)	$ (0.06)
*Non-GAAP EPS**	$ 0.43	$ 0.44	$ 0.35	$ 0.19	$ 0.71	$ 0.16	$ 0.01	$ (0.15)	$ (0.07)	$ 0.15	$ 1.41	$ 0.73	$ 0.08

YTD CY 2013 Revenue Mix



Sapphire
10%
Photovoltaic
7%
Polysilicon
83%

CY 2012 Revenue Mix



Sapphire
30%
Photovoltaic
7%
Polysilicon
63%

Q2 CY 2013 Backlog
(in millions)
$702 Total



SAPPHIRE
$359
POLY
$340
PV
$3

Q2 CY 2013 Backlog: $702 Million
(in millions)



$68
Deferred Revenue
$111
Non Refundable Customer Deposits
$7
Letters of Credit
Unshipped Orders
$516

Revenue and Non- GAAP Gross Margin
(revenue in millions)



Revenue
Non-GAAP Gross Margin %

R&D and SG&A Expenses Trend
(in millions)



Research and Development
Sales and Marketing
General and Administrative

Non-GAAP EPS
(in thousands)



Diluted shares Outstanding
Non-GAAP EPS*

-Certain amounts in the table above may not sum or recalculate due to rounding of individual components

GTAT Investor Financial Summary

(dollars in millions)	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13
Cash, Cash Equivalents, Restricted Cash & Short-Term Investments	$ 362.7	$ 473.4	$ 494.0	$ 303.1	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7
- Restricted Cash	$ -	$ -	$ 10.2	$ 96.2	$ -	$ -	$ -	$ -	$ -	$ -
Non-Restricted Cash, Cash Equivalents & Short-Term Investments	$ 362.7	$ 473.4	$ 483.8	$ 206.9	$ 350.9	$ 332.4	$ 479.2	$ 418.1	$ 320.2	$ 294.7
Debt & Convertible Notes	$ 120.3	$ 95.6	$ 90.9	$ -	$ 75.0	$ 145.0	$ 298.1	$ 297.0	$ 259.6	$ 260.4
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt	$ 242.4	$ 377.8	$ 392.8	$ 206.9	$ 275.9	$ 187.4	$ 181.1	$ 121.1	$ 60.6	$ 34.2
Vendor Advances	$ 20.0	$ 24.8	$ 34.9	$ 55.2	$ 85.4	$ 84.2	$ 99.5	$ 52.9	$ 28.4	$ 25.8
Customer Deposits	$ 144.4	$ 263.6	$ 300.8	$ 307.9	$ 334.1	$ 274.2	$ 251.6	$ 183.1	$ 144.9	$ 112.6
Deferred Revenue	$ 445.5	$ 395.7	$ 460.8	$ 431.1	$ 196.2	$ 149.3	$ 93.2	$ 121.9	$ 146.2	$ 68.2
Deferred COGS	$ 255.1	$ 228.5	$ 247.1	$ 229.7	$ 101.0	$ 71.6	$ 40.5	$ 54.7	$ 72.3	$ 29.2
Capital Expenditures	$ 20.6	$ 8.9	$ 9.2	$ 15.9	$ 14.1	$ 15.0	$ 6.6	$ 3.8	$ 1.6	$ 1.1
Accounts Receivable	$ 87.1	$ 55.4	$ 68.1	$ 51.5	$ 65.7	$ 41.4	$ 11.5	$ 23.8	$ 20.4	$ 11.8
Inventory	$ 127.6	$ 162.0	$ 156.5	$ 198.6	$ 193.3	$ 202.7	$ 216.3	$ 167.1	$ 187.5	$ 156.4
Accounts Payable	$ 63.4	$ 40.2	$ 51.7	$ 69.9	$ 34.3	$ 51.0	$ 43.7	$ 44.8	$ 45.3	$ 16.4

Metrics

Metrics	Q1 CY11	Q2 CY11	Q3 CY11	Q4 CY11	Q1 CY12	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13
ROIC (TTM)	86.5%	80.1%	67.0%	63.4%	55.3%	41.9%	27.8%	-26.1%	-70.8%	-63.7%
ROE (TTM)	91.8%	91.5%	70.1%	80.6%	68.8%	47.8%	31.6%	-25.9%	-57.6%	-54.1%
ROA (TTM)	18.8%	21.7%	18.1%	14.2%	16.2%	12.8%	8.7%	-5.8%	-15.8%	-17.2%
DIO (TTM)	68.8	80.6	92.1	120.8	110.7	128.4	144.5	126.6	187.9	176.0
DSO (TTM)	28.4	17.0	26.0	31.7	29.2	19.8	18.5	18.7	35.9	22.1
DPO (TTM)	30.0	23.7	31.9	55.4	33.7	32.1	37.0	39.7	39.3	33.1
Cash Conversion Cycle (TTM)	67.2	73.9	86.1	97.1	106.2	116.1	126.1	105.6	184.5	165.0
Inventory Turns	4.9	2.9	3.1	1.8	4.2	2.1	1.4	3.4	0.9	2.8
Inventory DOH	75.2	125.7	116.5	208.3	87.4	172.8	262.9	106.3	387.4	130.0

Notes

-Certain amounts in the table above may not sum or recalculate due to rounding

Defintion/Formulas

TTM = Trailing 12 Months

ROIC: Return on Invested Capital = (TTM Net Income)/Total Capital

ROE: Return on Equity = (TTM Net Income)/(TTM avg. shareholder equity)

ROA: Return on Assets = (TTM Net Income)/(TTM avg. total assets)

DIO: Days Inventory Outstanding = (TTM avg. inventory)/(TTM cost of sales per day)

DSO: Days Sales Outstanding = (TTM avg. A/R)/(TTM sales per day)

DPO: Days Payable Outstanding = (TTM avg. A/P)/(TTM cost of sales per day)

Cash Conversion Cycle: (DIO + DSO - DPO)

Inventory Turns: (Current Period COGS x 4)/(Current Period Inventory Balance)

Inventory DOH: Inventory Days on Hand = (365/inventory turns)



Cash, Cash Equivalents, Restricted Cash & Short-Term Investments
(in millions)
$500
$400
$300
$200
$100
$0
$363
$473
$494
$303
$351
$332
$479
$418
$320
$295
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Q2 CY13
Non-Restricted Cash, Cash Equivalents & Short-Term Investments, net of debt
Restricted Cash
Debt & Convertible Notes



Return on Invested Capital
(TTM)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
87%
80%
67%
63%
55%
42%
28%
-26%
-71%
-64%
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Q2 CY13



Return on Equity
(TTM)
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
-80%
92%
92%
70%
81%
69%
48%
32%
-26%
-58%
-54%
Q1 CY11
Q2 CY11
Q3 CY11
Q4 CY11
Q1 CY12
Q2 CY12
Q3 CY12
Q4 CY12
Q1 CY13
Q2 CY13

GTAT Non-GAAP Financial Measures

GT Advanced Technologies Inc.
Reconciliation of GAAP to non-GAAP results
(In thousands, except per share data)
(Unaudited)

	Three Months Ended										Six Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	June 30, 2012	June 29, 2013
Non-GAAP Net Income & Earnings per Share												
Net income	$51,894	$52,069	$36,915	$15,340	$79,073	$14,757	$2,344	($159,409)	($18,681)	$11,947	$93,830	($6,734)
Non-GAAP adjustments:												
Amortization of acquired intangible assets	978	1,070	1,760	2,822	2,546	2,547	2,538	2,534	2,455	2,667	5,093	5,122
Share-based compensation expense	2,562	3,120	3,776	3,660	4,171	4,103	4,818	2,084	4,423	4,905	8,274	9,328
Third party acquisition related expenses	114	130	3,090	240	223	246	136	945	164	924	469	1,088
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	45	-	537
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	1,000	1,536	-	2,536
Impairment of goodwill	-	-	-	-	-	-	-	57,037	-	-	-	-
Restructuring charges and asset impairments	-	-	-	-	-	-	-	33,441	2,858	-	-	2,858
Contingent consideration (income) expense	1,262	680	2,787	464	527	155	(9,943)	296	336	(4,310)	682	(3,974)
Non-cash portion of interest expense	525	2,214	843	6,360	177	238	342	3,042	4,212	3,300	415	7,512
Income tax effect of non-GAAP adjustments (1)	(1,801)	(2,662)	(3,399)	(5,127)	(742)	(2,710)	457	(32,354)	(6,188)	(2,924)	(3,452)	(9,112)
Non-GAAP net income	$55,534	$56,621	$45,772	$23,759	$85,975	$19,336	$692	($18,110)	($8,929)	$18,090	$105,311	$9,161
Non-GAAP earnings per diluted share ("Non-GAAP EPS")	$0.43	$0.44	$0.35	$0.19	$0.71	$0.16	$0.01	($0.15)	($0.07)	$0.15	$0.88	$0.08
Diluted weighted average shares outstanding	127,881	128,561	129,075	124,946	120,738	119,379	119,874	119,109	119,348	122,749	120,062	121,321

(1) The Company utilized the with and without method to determine the income tax effect on non-GAAP adjustments.

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP net income" as GAAP net income excluding share-based compensation expense, contingent consideration, amortization of acquired intangible assets, acquisition and acquisition related expenses, write-down of inventory, vendor advances and PO cancellation fees, goodwill impairment, restructuring charges and asset impairments, accelerated depreciation for early retirement of fixed assets, and the non-cash portion of interest expense. We consider non-GAAP net income to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.

We define " non-GAAP earnings per share on a fully-diluted basis" as our non-GAAP net income divided by our weighted average shares outstanding on a fully-diluted basis.

GTAT Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended										Six Months Ended	
	April 2, 2011	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 31, 2012	March 30, 2013	June 29, 2013	June 30, 2012	June 29, 2013
Non-GAAP Gross Profit and Gross Margin												
Revenue	$ 271,627	$ 231,096	$ 217,691	$ 153,028	$ 353,890	$ 167,252	$ 110,061	$ 102,333	$ 57,776	$ 168,331	$521,142	$226,107
Cost of revenue	154,763	117,707	122,606	87,030	201,562	107,046	75,033	143,491	44,161	109,715	308,608	153,876
Gross Profit	116,864	113,389	95,085	65,998	152,328	60,206	35,028	(41,158)	13,615	58,616	212,534	72,231
Non-GAAP adjustments:												
Write-down of inventory, vendor advances and PO cancellation fees	-	-	-	-	-	-	-	71,754	492	45	-	537
Accelerated depreciation for early retirement of fixed assets	-	-	-	-	-	-	-	2,520	-	-	-	-
Non-GAAP gross profit	$116,864	$113,389	$95,085	$65,998	$152,328	$60,206	$35,028	$33,116	$14,107	$58,661	$212,534	$72,768
Non-GAAP gross margin	43.0%	49.1%	43.7%	43.1%	43.0%	36.0%	31.8%	32.4%	24.4%	34.8%	40.8%	32.2%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), GT Advanced Technologies is providing additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). We believe that the inclusion of these non-GAAP financial measures helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts company performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing our performance to prior periods and to the performance of our competitors. Management also uses these measures in its financial and operational decision-making.

We define "non-GAAP gross profit" as GAAP gross profit excluding write-down of inventory, vendor advances & PO cancellation fees, and the accelerated depreciation for early retirement of fixed assets. We consider non-GAAP gross profit to be an important indicator of our operational strength and performance of our business because it eliminates the effects of events that are not part of the Company's core operations.